UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2022

Central Index Key Number of the issuing entity: 0001912509

Benchmark 2022-B34 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-260277-01	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle, New York, New York	10019
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 14, 2022, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the Benchmark 2022-B34 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2022-B34 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of April 1, 2022 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Computershare Trust Company, N.A., as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of (x) the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-5, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class A-3, Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”), and (y) the VRR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about April 14, 2022, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of thirty-seven (37) commercial mortgage loans (the “Mortgage Loans”), secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee simple and/or leasehold estates in 103 commercial and/or multifamily properties. Certain of the Mortgage Loans were acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated March 30, 2022, between the Registrant and GACC; certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated March 30, 2022, between the Registrant and CREFI; certain of the Mortgage Loans were acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated March 30, 2022, between the Registrant and GSMC; and certain of the Mortgage Loans were acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated March 30, 2022, between the Registrant and JPMCB.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
601 Lexington Avenue	Exhibit 99.5	Exhibit 99.8
One Wilshire	Exhibit 99.6	Exhibit 99.9
Bedrock Portfolio	Exhibit 99.6	Exhibit 99.10
Shearer's Industrial Portfolio	(1)	Exhibit 99.11
Gem Tower	N/A	Exhibit 99.12
Novo Nordisk HQ	Exhibit 99.7	Exhibit 99.13
JW Marriott Desert Springs	Exhibit 99.6	Exhibit 99.14
Glen Forest Office Portfolio	Exhibit 99.6	Exhibit 99.15
(1)	The subject Whole Loan will be initially serviced under the Pooling and Servicing Agreement, however, if the related controlling pari passu companion loan is included in a future securitization, the subject Whole Loan is expected to be serviced pursuant to the related Non-Serviced PSA for such securitization. Such Non-Serviced PSA will be identified and filed on a Form 8-K following such servicing shift securitization date.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of March 30, 2022, between the Registrant, the Underwriters and GACC, (ii) the sale of the Privately Offered Certificates (other than the Class A-3 Certificates) by the Registrant to Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of March 30, 2022, between the Registrant, the Initial Purchasers and GACC, (iii) the sale of the Class A-3 Certificates (the “Direct Sale Certificates”) by the Registrant to JPMCB, as purchaser, pursuant to the Certificate Purchase Agreement, dated as of March 30, 2022, between the Registrant and JPMCB and (iv) the sale of the VRR Interest by the Registrant to Deutsche Bank AG, New York Branch, as a “majority-owned affiliate” (as defined in the Risk Retention Rules) of GACC, and CREFI (collectively, in such capacities the “VRR Interest Purchasers”), pursuant to the applicable Mortgage Loan Purchase Agreement, each dated as of March 30, 2022, attached hereto as Exhibit 99.1 and Exhibit 99.2. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the VRR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 31, 2022 and filed with the Securities and Exchange Commission on April 14, 2022. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $650,391,000, on April 14, 2022. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,577,959, were approximately $842,364,053. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $150,000 were paid to or for the Underwriters and the Initial Purchasers and approximately $5,377,959 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to (i) the Initial Purchasers on such date the Privately Offered Certificates (other than the Direct Sale Certificates), having an aggregate initial certificate balance of $218,699,336, (ii) JPMCB the Direct Sale Certificates, having an initial certificate balance of $110,063,000 and (iii) the VRR Interest Purchasers on such date the VRR Interest, having an initial certificate balance of $45,741,597, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-260277) was originally declared effective on February 28, 2022.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of March 30, 2022, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of April 1, 2022, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Computershare Trust Company, N.A., as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated April 14, 2022.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated April 14, 2022 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 31, 2022.
99.1	Mortgage Loan Purchase Agreement, dated March 30, 2022, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated March 30, 2022, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
99.3	Mortgage Loan Purchase Agreement, dated March 30, 2022, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company
99.4	Mortgage Loan Purchase Agreement, dated March 30, 2022, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.
99.5	Trust and Servicing Agreement, dated December 29, 2021, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Situs Holdings, LLC, as special servicer, and Computershare Trust Company, National Association, as certificate administrator and trustee.
99.6	Pooling and Servicing Agreement, dated February 1, 2022, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
99.7	Pooling and Servicing Agreement, dated December 1, 2021, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

99.8	Co-Lender Agreement, dated December 29, 2021 by and among Wells Fargo Bank, National Association, as initial holder of Note A-1-S1, Note A-1-C1, Note A-1-C2, Note A-1-C3, Note A-1-C4, and Note B-1, DBR Investments Co. Limited, as initial holder of Note A-2-S1, Note A-2-C1, Note A-2-C2, Note A-2-C3, Note A-2-C4 and Note B-2, Morgan Stanley Bank, National Association, as initial holder of Note A-3-S1, Note A-3-C1, Note A-3-C2, Note A-3-C3, Note A-3-C4 and Note B-3, and Citi Real Estate Funding Inc., as initial holder of Note A-4-S1, Note A-4-C1, Note A-4-C2, Note A-4-C3, Note A-4-C4 and Note B-4, relating to the 601 Lexington Avenue Whole Loan.
99.9	Agreement Between Noteholders, dated February 16, 2022 by and among Goldman Sachs Bank USA, as initial holder of Note A-1, Goldman Sachs Bank USA, as initial holder of Note A-2, Goldman Sachs Bank USA, as initial holder of Note A-3, and Goldman Sachs Bank USA, as initial holder of Note A-4, relating to the One Wilshire Whole Loan.
99.10	Co-Lender Agreement, dated January 1, 2022 by and between JPMorgan Chase Bank, National Association, as initial holder of Note A-1-1, JPMorgan Chase Bank, National Association, as initial holder of Note A-1-2, JPMorgan Chase Bank, National Association, as initial holder of Note A-1-3, JPMorgan Chase Bank, National Association, as initial holder of Note A-1-4, JPMorgan Chase Bank, National Association, as initial holder of Note A-1-5, JPMorgan Chase Bank, National Association, as initial holder of Note A-1-6, Starwood Mortgage Funding II LLC, as initial holder of Note A-2-1, Starwood Mortgage Funding II LLC, as initial holder of Note A-2-2, Starwood Mortgage Funding II LLC, as initial holder of Note A-2-3, and Starwood Mortgage Funding II LLC, as initial holder of Note A-2-4, relating to the Bedrock Portfolio Whole Loan.
99.11	Co-Lender Agreement, dated April 6, 2022, by and among Goldman Sachs Bank USA, as initial holder of Note A-1-1, Goldman Sachs Bank USA, as initial holder of Note A-1-2, Goldman Sachs Bank USA, as initial holder of Note A-1-3, and Wells Fargo Bank, National Association, as initial holder of Note A-2, relating to the Shearer’s Industrial Portfolio Whole Loan.
99.12	Agreement Between Noteholders, dated April 11, 2022, by and among Goldman Sachs Bank USA, as initial holder of Note A-1 (Fee Owner), Goldman Sachs Bank USA, as initial holder of Note A-1 (Operating Lessee), Goldman Sachs Bank USA, as initial holder of Note A-2 (Fee Owner), and Goldman Sachs Bank USA, as initial holder of Note A-2 (Operating Lessee), relating to the Gem Tower Whole Loan.
99.13	Amended and Restated Co-Lender Agreement, dated February 16, 2022 between Midland Loan Services, a Division of PNC Bank, National Association, as Trustee, for the benefit of the Registered Holders of Benchmark 2021-B31 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2021-B31, and the Uncertificated VRR Interest Owners, as initial holder of Note A-1, DBR Investments Co. Limited, as initial holder of Note A-2, DBR Investments Co. Limited, as initial holder of Note A-3-1, DBR Investments Co. Limited, as initial holder of Note A-3-2, DBR Investments Co. Limited, as initial holder of Note A-4-1, and DBR Investments Co. Limited, as initial holder of Note A-4-2, relating to the Novo Nordisk HQ Whole Loan.
99.14	Agreement Between Noteholders, dated February 16, 2022, by and among Goldman Sachs Bank USA, as initial holder of Note A-1, and Goldman Sachs Bank USA, as initial holder of Note A-2, relating to the JW Marriott Desert Springs Whole Loan.
99.15	Co-Lender Agreement, dated February 16, 2022, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1, Citi Real Estate Funding Inc., as initial holder of Note A-2-1, and Citi Real Estate Funding Inc., as initial holder of Note A-2-2, relating to the Glen Forest Office Portfolio Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

	By:	/s/ Matt Smith
		Name:	Matt Smith
		Title:	Director

	By:	/s/ Robert-Christopher Jones
		Name:	Robert-Christopher Jones
		Title:	Director

Dated: April 14, 2022